Exhibit 10.25

Execution Version

AMENDMENT NO. 2

AMENDMENT NO. 2, dated as of February 12, 2018 (this “Amendment No. 2”), to the Amended and Restated Credit Agreement, dated as of February 10, 2016 (as amended on February 21, 2017, and as may be further amended, modified, restated and supplemented from time to time, the “TGC Credit Agreement”), among The Gas Company, LLC, a Hawaii limited liability company (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the TGC Credit Agreement;

WHEREAS, the Borrower has requested that (i) certain provisions of the TGC Credit Agreement be amended and waived as set forth herein and (ii) pursuant to Section 2.7 of the TGC Credit Agreement, each Lender extend its Revolving Credit Maturity Date for one additional year from the Revolving Credit Maturity Date in effect under the TGC Credit Agreement immediately prior to this Amendment No. 2;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.   Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the TGC Credit Agreement.

SECTION 2.   Amendments to the TGC Credit Agreement.

(a)    Additional Defined Term. The following definition is hereby added in the appropriate alphabetical order to Section 1.1 of the TGC Credit Agreement:

“Second Amendment Effective Date” means the date on which all conditions precedent to the second amendment to this Agreement are satisfied.

(b)    Amendments to Section 6.18 and Schedule 6.18. (i) Section 6.18 is hereby amended by replacing the term “First Amendment Effective Date” in Section 6.18 with the term “Second Amendment Effective Date” and (ii) Schedule 6.18 to the TGC Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit A hereto.

(c)    Amendment to Section 11.10(b)(iv). Section 11.10(b)(iv) is hereby amended by replacing the phrase “(including without limitation, any Excluded Entity)” with the phrase “or any Excluded Entity”.

(d)    Amendment to Section 11.10(d). Section 11.10(d) is hereby amended by replacing the phrase “including without limitation, any Excluded Entity” with the phrase “or any Excluded Entity”.

SECTION 3.   Extension. Pursuant to Section 2.7 of the TGC Credit Agreement, the Borrower has notified the Administrative Agent of its request to extend the Revolving Credit Maturity Date set forth in clause (a) of the definition thereof for an additional year from February 10, 2022 to February 10, 2023. As of the date hereof, Lenders (the “Extending Lenders”) holding more than 50% of the Commitments (who, for the avoidance of doubt, constitute the Required Lenders) (i) along with the Administrative Agent and Borrower, waive the notice requirements set forth in Section 2.7(b) and Section 2.7(c) of the TGC Credit Agreement and (ii) have approved the Borrower’s request to extend their Commitments and, subject to the satisfaction of the conditions precedent set forth in Section 4 herein (and the other terms and conditions set forth in the TGC Credit Agreement), the Revolving Credit Maturity Date as to the Extending Lenders shall be extended for an additional year from the then-applicable Revolving Credit Maturity Date. The Revolving Credit Maturity Date as to any Non-Extending Lender remains unchanged.

SECTION 4.   Effective Date. This Amendment No. 2 shall become effective on the date (the “Effective Date”) on which conditions set forth in this Section 4 have been satisfied:

(a)    the Administrative Agent shall have received (i) a counterpart of this Amendment No. 2, executed and delivered by a Responsible Officer of the Borrower and (ii) counterparts of this Amendment No. 2, executed and delivered by each Extending Lender, which Lenders shall constitute the Required Lenders;

(b)    no Default shall have occurred and be continuing on the Effective Date;

(c)    the representations and warranties contained in the TGC Credit Agreement that are qualified by materiality shall be true and correct on and as of the date of such extension and after giving effect thereto, and such representations and warranties that are not qualified by materiality shall be true and correct in all material respects on and as of the date of such extension and after giving effect thereto, in each case as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, true and correct in all material respects as of such specific date (provided, that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) and, the representations and warranties contained in Section 6.15 of the TGC Credit Agreement shall be deemed to refer to the most recent statements delivered pursuant to clauses (a) and (b) of Section 7.1 of the TGC Credit Agreement);

(d)    the Administrative Agent shall have received a certificate executed and delivered by a Responsible Officer of the Borrower certifying as to the matters set forth in clauses (b) and (c) above; and

(e)    the Borrower shall have paid (i) to the Administrative Agent, for the account of each Extending Lender, an extension fee in an amount equal to 0.06% of such Extending Lender’s Commitment as of the Effective Date, which extension fee once paid shall be fully earned and nonrefundable and (ii) all other fees and reasonable expenses of the Administrative Agent and the Lenders required under the TGC Credit Agreement and any other Loan Document to be paid on or prior to the Effective Date (including reasonable fees and expenses of counsel) in connection with this Agreement.

SECTION 5.   Acknowledgment and Confirmation of the Credit Parties. Each of the Credit Parties hereby confirms and agrees that after giving effect to this Amendment No. 2, the TGC Credit Agreement and the other Loan Documents remain in full force and effect and enforceable against each Credit Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect. Each of the Credit Parties represents and warrants to the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Loan Documents, or if a Credit Party has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment No. 2. This acknowledgment and confirmation by the Credit Parties is made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment No. 2.

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SECTION 6.   GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 11.6 OF THE TGC CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 7.   Miscellaneous.

(a)    Except as expressly modified hereby, the TGC Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the TGC Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the TGC Credit Agreement after giving effect to this Amendment No. 2. Any reference to the TGC Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the TGC Credit Agreement and Loan Documents as modified hereby. This Amendment No. 2 is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Amendment No. 2 shall constitute a Loan Document under the terms of the TGC Credit Agreement.

(b)    This Amendment No. 2 may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same document

(c)    With respect to successors and assigns, each party hereto hereby agrees as set forth in Section 11.10 of the TGC Credit Agreement as if such section were set forth in full herein.

(d)    Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

THE GAS COMPANY, LLC

By:	/s/ James Westerhaus
Name:	James Westerhaus
Title:	Chief Financial Officer

[Signature Page to A&R TGC Credit Agreement Amendment No. 2]

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WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative
Agent and Lender

By:	/s/ Keith Luettel
Name:	Keith Luettel
Title:	Director

[Signature Page to A&R TGC Credit Agreement Amendment No. 2]

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AMERICAN SAVINGS BANK, FSB
as a Lender

By:	/s/ Edward Chin
Name:	Edward Chin
Title:	First Vice President

[Signature Page to A&R TGC Credit Agreement Amendment No. 2]

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Bank of Hawaii,
as a Lender

By:	/s/ Nicole Matsuo
Name:	Nicole Matsuo
Title:	Vice President

[Signature Page to A&R TGC Credit Agreement Amendment No. 2]

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Central Pacific Bank,
as a Lender

By:	/s/ Lisa Nillos
Name:	Lisa Nillos
Title:	Senior Vice President

[Signature Page to A&R TGC Credit Agreement Amendment No. 2]

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CoBank, ACB,
as a Lender

By:	/s/ Josh Batchelder
Name:	Josh Batchelder
Title:	Managing Director

[Signature Page to A&R TGC Credit Agreement Amendment No. 2]

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First Commercial Bank, Ltd., New York Branch,
as a Lender

By:	/s/ Bill Wang
Name:	Bill Wang
Title:	Senior Vice President & General Manager

[Signature Page to A&R TGC Credit Agreement Amendment No. 2]

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Hua Nan Commercial Bank Los Angeles Branch,
as a Lender

By:	/s/ Gary Hsu
Name:	Gary Hsu
Title:	VP & General Manager

[Signature Page to A&R TGC Credit Agreement Amendment No. 2]

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Regions Bank,
as a Lender

By:	/s/ Brian Walsh
Name:	Brian Walsh
Title:	Director

[Signature Page to A&R TGC Credit Agreement Amendment No. 2]

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Taiwan Business Bank, Los Angeles Branch,
as a Lender

By:	/s/ Cindy Lin
Name:	Cindy Lin
Title:	DGM

[Signature Page to A&R TGC Credit Agreement Amendment No. 2]

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Taiwan Cooperative Bank, Los Angeles Branch,
as a Lender

By:	/s/ Tao-Lun Lin
Name:	Tao-Lun Lin
Title:	VP & General Manager

[Signature Page to A&R TGC Credit Agreement Amendment No. 2]

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